                                   Ex-99.B.14

                                POWER OF ATTORNEY



I, the undersigned Director, President and Chief Executive Officer of Northern Life Insurance Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-90474

                                    333-32948

Registration Statements filed under the Investment Company Act of 1940:

                                    811-9002

hereby ratifying and confirming on this 22nd of March, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.



                Signature/Title

            /s/ Thomas J. McInerney
-----------------------------------------------
              Thomas J. McInerney
Director, President and Chief Executive Officer
         (Principal Executive Officer)

                                POWER OF ATTORNEY


I, the undersigned Director and Chief Financial Officer of Northern Life Insurance Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-90474

                                    333-32948

Registration Statements filed under the Investment Company Act of 1940:

                                    811-9002

hereby ratifying and confirming on this 22nd day of February, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


           Signature/Title


        /s/ Walter R. Huneke
------------------------------------
           Wayne R. Huneke
Director and Chief Financial Officer

                                POWER OF ATTORNEY


I, the undersigned Director of Northern Life Insurance Company, hereby constitute and appoint Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-90474

                                    333-32948

Registration Statements filed under the Investment Company Act of 1940:

                                    811-9002

hereby ratifying and confirming on this 22nd day of February, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


           Signature/Title


          /s/ Randy Lowery
-------------------------------------
          P. Randall Lowery
              Director

                                POWER OF ATTORNEY


I, the undersigned Director of Northern Life Insurance Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-90474

                                    333-32948

Registration Statements filed under the Investment Company Act of 1940:

                                    811-9002

hereby ratifying and confirming on this 22nd day of February, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


         Signature/Title

       /s/ Mark A. Tullis
---------------------------------
         Mark A. Tullis
            Director

                                POWER OF ATTORNEY


I, the undersigned Director of Northern Life Insurance Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-90474

                                    333-32948

Registration Statements filed under the Investment Company Act of 1940:

                                    811-9002

hereby ratifying and confirming on this 22nd day of February, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


            Signature/Title

        /s/ Robert C. Salipante
----------------------------------------
          Robert C. Salipante
               Director

                                POWER OF ATTORNEY


I, the undersigned Director of Northern Life Insurance Company, hereby constitute and appoint, Megan L. Dunphy, J. Neil McMurdie, Michael A. Pignatella and Julie E. Rockmore and each of them individually, my true and lawful attorneys, with full power to them and each of them to sign for me, and in my name and in the capacities indicated below, any and all amendments, to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940:

Registration Statements filed under the Securities Act of 1933:

                                    33-90474

                                    333-32948

Registration Statements filed under the Investment Company Act of 1940:

                                    811-9002

hereby ratifying and confirming on this 22nd day of February, 2001, my signature as it may be signed by my said attorneys to any such Registration Statements and any and all amendments thereto.


              Signature/Title

         /s/ David S. Pendergrass
----------------------------------------
           David S. Pendergrass
                 Treasurer